UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2023

Ford Credit Auto Lease Two LLC	0001519881
(Exact Name of Registrant as Specified in its Charter)	CIK

CAB East LLC	0001519883
(Exact Name of Registrant as Specified in its Charter)	CIK

CAB West LLC	0001519884
(Exact Name of Registrant as Specified in its Charter)	CIK

Delaware
(State or Other Jurisdiction of Incorporation)

333-231819, 333-265473 333-231819-01, 333-265473-01 333-231819-02, 333-265473-02	13-4347114 38-3670462 38-3670460
(Commission File Numbers)	(IRS Employer Identification No.)

c/o Ford Motor Company – Ford Credit SPE Management Office World Headquarters, Suite 802 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01	Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed to disclose the amendment of certain definitive agreements that were filed with, or incorporated into, the Registration Statements of the Registrants and are material to the asset-backed securities transactions contemplated by those Registration Statements.

On June 29, 2023, the Fifth Amended and Restated Credit and Security Agreement and the Fourth Amended and Restated Servicing Agreement listed in Item 9.01(d) below (collectively, the "Agreements") were entered into by the parties described in Item 9.01(d). The amendments to the Agreements permit the contribution of a new "specified interest" into the facility by each of CAB East LLC and CAB West LLC (each, a "Titling Company"). Each new "specified interest" is substantially the same as the existing specified interest in each Titling Company, but will relate to segregated pools of leases and leased vehicles held by such Titling Company. The amendments do not relate to any existing Exchange Notes issued by the Titling Companies and therefore are not expected to have a material adverse effect on any Exchange Noteholders or any Noteholders (each as defined in the Registration Statements), and were completed according to the amendment provisions of each applicable Agreement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)            Not applicable

(b)            Not applicable

(c)            Not applicable

(d)            Exhibits:

Exhibit No.	Description

Exhibit 4.1	Fifth Amended and Restated Credit and Security Agreement among CAB East LLC and CAB West LLC, as Borrowers, U.S. Bank National Association, as Administrative Agent, HTD Leasing LLC, as Collateral Agent, and Ford Motor Credit Company LLC, as Lender and Servicer (including form of Exchange Note).

Exhibit 10.1	Fourth Amended and Restated Servicing Agreement among the Ford Motor Credit Company LLC, as Servicer and as Lender, CAB East LLC, CAB West LLC and HTD Leasing LLC, as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Ryan Hershberger
Name:	Ryan Hershberger
Title:	President and Assistant Treasurer

CAB EAST LLC

By:	/s/ Ryan Hershberger
Name:	Ryan Hershberger
Title:	President and Assistant Treasurer

CAB WEST LLC

By:	/s/ Ryan Hershberger
Name:	Ryan Hershberger
Title:	President and Assistant Treasurer

Dated: July 6, 2023

3